SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [X]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Slade's Ferry Bancorp.
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement No.:

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                            Slade's Ferry Bancorp

                                  Notice Of

                       Annual Meeting of Stockholders

                                     And

                               Proxy Statement


                                    Date:
                           Monday, April 10, 2000

                                    Time:
                                  7:30 P.M.

                                   Place:
                          Venus de Milo Restaurant
                            75 Grand Army Highway
                             Swansea, MA  02777

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                         YOUR VOTE IS VERY IMPORTANT

You are urged to exercise your right by indicating your choices on the enclosed proxy card. Please date, sign, and promptly return your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.

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                                                             March 10, 2000


Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, April 10, 2000 at 7:30 p.m. at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, 02777.

      At the Annual Meeting we will review the activities of the past year and you will be asked to vote upon (1) the election of five Class Two Directors of the Corporation to serve for a three-year term, (2) the election of a Clerk/Secretary of the Corporation, and (3) amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares.

      It is very important that your shares be represented, whether or not you are able to attend. You are urged to read the enclosed Proxy Statement and the accompanying materials. Please sign and return the enclosed proxy in the postage-paid envelope provided at your earliest convenience, regardless of the number of shares you own. If you attend the Annual Meeting and wish to vote in person, you may withdraw the Proxy upon oral request.

      Your Board of Directors recommends that you vote FOR the election of Thomas B. Almy, Peter G. Collias, Melvyn A. Holland, Shaun O'Hearn Sr. and William J. Sullivan as Class Two Directors for a term of three years, FOR the election of Peter G. Collias as Clerk/Secretary, and FOR the proposal to amend the Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares.

      Your Board of Directors has fixed the close of business on February 25, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      We look forward to seeing as many stockholders as possible at this meeting.

                                       Sincerely,

                                       /s/ Donald T. Corrigan

                                       Donald T. Corrigan
                                       Chairman of the Board

SLADE'S FERRY BANCORP, 100 Slade's Ferry Avenue, Somerset, Massachusetts 02726
                  TEL (508)675-2121  ***  FAX (508)675-1751


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                       Somerset, Massachusetts  02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of common stock of Slade's Ferry Bancorp

      NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Slade's Ferry Bancorp will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 10, 2000 at 7:30 p.m. local time (the "Meeting") for the following purposes, all as set forth in the attached Proxy Statement.

      1. To elect five Class Two Directors, each to hold office until the 2003 Annual Meeting of the Stockholders of Slade's Ferry Bancorp or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      2. To elect a Clerk/Secretary of the Corporation to hold office until the next Annual Meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3. To amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares.

      4. To consider and act with discretionary authority upon such business matters or proposals as may properly come before the Meeting and any adjournments thereof.

      Your Board of Directors has fixed the close of business on February 25, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      Your attention is called to the accompanying Proxy Statement.

                                       By Order of the Board of Directors,

                                       /s/ Peter G. Collias

                                       Peter G. Collias, Clerk/Secretary

Somerset, Massachusetts
March 10, 2000

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE MAILED PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                       Somerset, Massachusetts  02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS
                               April 10, 2000

      Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders of Slade's Ferry Bancorp to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 10, 2000 at 7:30 p.m. local time. Also enclosed is a form of proxy for the Meeting and any adjournment hereof. This Proxy Statement and the enclosed form are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation and are first being sent to stockholders on or about March 10, 2000. The enclosed proxy is for the use of holders of the Corporation's common stock, $.01 par value per share (the "common stock"), of record at the close of business on February 25, 2000. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by proxy.

      The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the Corporation who will not be additionally compensated therefor. All the costs incurred in connection with the solicitation of proxies will be paid by the Corporation.

Date, Time and Place of Annual Meeting
      The Annual Meeting of Stockholders will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 10, 2000 at 7:30 p.m. local time.

Purpose of the Annual Meeting
      The purpose of the Meeting is: (1) the election of five Class Two Directors of the Corporation to serve for a three-year term; (2) the election of a Clerk/Secretary of the Corporation; (3) to amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares and to consider and act with discretionary authority upon such other business matters or proposals as may properly come before the Meeting and any adjournments thereof.

Stockholders Entitled to Vote; Outstanding Shares
      The Board of Directors has fixed the close of business on February 25, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof. Only holders of record of the Corporation's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.
However, the legal representative of a deceased stockholder is entitled to vote the shares owned of record by such deceased stockholder.

      At the close of business on the Record Date, there were 3,718,020.519 shares of the Corporation's common stock issued and outstanding. Each stockholder is entitled to one vote for each share owned and a proportionate vote for a fractional share. As of such date, there were approximately 1,500 stockholders of record of the Corporation's common stock.

                          PROPOSALS OF STOCKHOLDERS

      Any proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Corporation at its principal executive offices not later than November 11, 2000 for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Any stockholder submitting such a proposal must be the record or beneficial owner of at least $2,000 in market value of the Corporation's common stock, have held such stock for at least one year and continue to own such stock through the date on which the stockholders meeting is held. A stockholder may submit no more than one proposal and an accompanying statement of not more than 500 words for inclusion in the Corporation's proxy materials. The Corporation assumes no responsibility for such a proposal or the accompanying statement and may include an opposition statement in the proxy statement if it so chooses. The Corporation may omit proposals and any supportive statement under certain circumstances set forth in SEC Rule 14a-8.

                              VOTING PROCEDURE

      If you sign, date and return the enclosed proxy in time for the Meeting, your shares will be voted (unless you otherwise instruct) on all matters that may properly come before it. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted with regard to each of the proposals. Your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election as Directors of the nominees named herein, FOR the election as Clerk/Secretary of the nominee named herein and FOR the proposal to amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares.

      Your proxy may be revoked at any time before it is exercised. Any stockholder attending the Meeting may vote in person even though he/she may have previously filed a proxy. Your proxy may be revoked by written notice to the Corporation prior to the Meeting or at the Meeting in person prior to a vote.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Meeting. A quorum being present, the affirmative vote of a majority of the shares present and voting, in person or by proxy, is necessary to approve the election of the class of Directors to be elected and the election of a Clerk/Secretary of the Corporation. The affirmative vote of a majority of all of the shares of common stock issued, outstanding, and entitled to vote is necessary to amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share from 5,000,000 shares to 10,000,000 shares.
Abstentions are treated as negative votes for purposes of determining whether a majority vote has been received. Broker nonvotes are not considered to be represented by proxy and are not taken into account.

      As of February 25, 2000, the Directors and Executive Officers of the Corporation beneficially owned in the aggregate 742,828.133 (19.98%) of the issued and outstanding shares of the Corporation's common stock which may be voted at the Meeting.

                                PROPOSAL ONE
                       ELECTION OF CLASS TWO DIRECTORS

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. The Corporation's Directors are divided into three approximately equal classes which serve staggered three year terms such that only one class
(approximately one-third of the Directors) is elected each year.

      At the Meeting, stockholders of the Corporation are being asked to elect five Class Two Directors of the Corporation to serve until the year 2003 Annual Meeting of Stockholders and until their successors are elected or qualified.

      The names of the nominees for Class Two Directors and certain information concerning them are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. The table lists the name of each nominee, his age, period of service as a director of the Corporation (and Slade's Ferry Bank), positions with the Corporation (and Slade's Ferry Bank), principal occupation and other directorships held.

                          Positions            Director
                        With Bancorp          of Bancorp
Nominees                  and Bank          and Bank Since       Occupation
--------                ------------        --------------       ----------

Thomas B. Almy            Director             01/27/64      Architect
958 Regan Road                                               I.T. Almy Associates
Somerset, MA  02726
Age 65

Peter G. Collias          Secretary/Clerk      01/09/73      Attorney - Law Office
254 French Street         Director                           Peter G. Collias
Fall River,  MA  02720
Age 68

Melvyn A. Holland         Director             10/14/97      Managing Partner
16 Hidden Bay Drive                                          Rosenfield, Holland &
So. Dartmouth, MA  02748                                     Raymon P.C.
Age 62                                                       Certified Public Accountant

Shaun O'Hearn Sr.         Director             10/14/97      President
1567 Gardners Neck Road                                      Bolger & O'Hearn Inc.
Swansea, MA  02777
Age 54

William J. Sullivan       Director             02/11/85      President
308 New Boston Road                                          Sullivan Funeral Homes
Fall River, MA  02720
Age 60

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of the five nominees as Directors of the Corporation.

      The other current members of the Board of Directors, together with their class and the year in which their term expires, who are not up for re-election at this meeting, are as follows:

                             2001 - CLASS THREE

James D. Carey        William Q. MacLean Jr.     Francis A. Macomber   Majed Mouded, MD      David F. Westgate
311 Pearse Road       349 Dana Farm              27 Cypress Road       111 Pontiac Road      47 Water Street
Swansea, MA  02777    Fairhaven, MA  02719       Somerset, MA  02726   Somerset, MA  02726   Mattapoisett, MA  02739

                             2002 - CLASS ONE

Donald T. Corrigan    Lawrence J. Oliveira DDS   Peter Paskowski       Kenneth R. Rezendes   Charles Veloza
95 Captains Way       20 Holly Lane              113 Cusick Lane       Sammy's Lane          100 Plymouth Blvd.
Somerset, MA  02726   Mattapoiset, MA  02739     Somerset, MA  02726   Assonet, MA  02702    Westport, MA  02790

         1999 MEETINGS AND STANDARD FEE ARRANGEMENTS OF THE BOARD OF
                    DIRECTORS AND COMMITTEES OF THE BOARD

      A regular meeting of the Board of Directors of the Bank is held each month, Bancorp meetings are held quarterly, and when necessary, special directors meetings are held. During 1999, the Board of Directors of the Bank held twelve regular monthly meetings, two special meetings and there were four quarterly Bancorp meetings. In addition to membership on the Board, members may also serve on one or more standing committees or subcommittees. The standing committees of the Company consist of the Executive Committee, Audit Committee, and Compensation Committee. The Executive Committee met twenty-nine times, and generally acts on most matters between meetings of the regular board. Its members are Donald T. Corrigan, Chairman; Thomas B. Almy, James D. Carey, William Q. Maclean Jr., Francis A. Macomber, Peter Paskowski, Kenneth R. Rezendes, and William J. Sullivan. In the event of extended absences occurring on the Executive Committee, other director(s) serve as temporary replacement(s).

      The Audit Committee is responsible for matters relating to accounting policies, financial reporting, and internal control. It recommends the selection of independent auditors, reviews the Audit Plan and results of the independent audit, and reviews the audit function practices and findings of the Internal Audit Department. The Audit Committee held four meetings during the past year. Its members are Peter G. Collias, Chairman; Melvyn A. Holland, Peter Paskowski and Charles Veloza.

      The Compensation Committee reviews the compensation and benefits of the executives and officers of the Corporation and the Bank and sets salaries and bonuses subject to the approval of the Board of Directors. The Compensation Committee held five meetings during the past year. Committee members are Kenneth R. Rezendes, Chairman; James D. Carey, Donald T. Corrigan, Francis A. Macomber, William J. Sullivan and David F. Westgate. Mr. Carey is excluded from any discussions or decisions regarding Mr. Carey's compensation. In addition, the members of the Compensation Committee, exclusive of Mr. Carey, also serve on the Stock Option Plan Committee.

      The subcommittees consist of the Community Reinvestment Act (CRA) Committee, Budget Committee, Building Committee, Stock Option Committee, Marketing Committee, Insurance Committee and the Investment Committee. The Corporation does not have a Nominating Committee.

      The overall attendance at the regular meetings and special meetings was 89%. There were no directors whose attendance was less than 79% of the total number of meetings of the Board of Directors and any committee of which each is a member.

                              FEE ARRANGEMENTS

      Directors are paid $300.00 for each Bank Board of Directors meeting attended and $250.00 for each Bancorp meeting attended. In addition, Executive Committee members are paid $300.00 for each Executive Committee meeting attended. The Chairman of the Board of the Bank and the President of the Bancorp are paid $1,000.00 each for holding such positions. Members of all other committees receive $250.00 per meeting attended, $250.00 for serving on such committees, and the chairman of each committee receives $500.00 for chairing such committee.

      Each non-employee director receives an automatic grant each year of an option for 2,000 shares of the Company's common stock under the Automatic Grant Program of the Company's 1996 Stock Option Plan, (the "Plan").
Options granted under the Automatic Grant Program are subject to the terms and conditions of the Plan and are exercisable immediately at a price per share equal to the market price on the date of grant.

      Through the purchase of $1.6 Million of directors paid-up life insurance policies in 1999, each insurable member of the Board of Directors is provided a death benefit of $100,000 providing the member has served 10 years or more on the board, and $50,000 to members that have less than 10 years of service. The policy also provides a retirement benefit to members of the Board for each year following the director's retirement.

      In addition, the Company, through its participation in the Employee Group Term Life Insurance program, provides a death benefit of $50,000 life insurance to each non-employee director up to age 65, then decreasing each year thereafter to a base of $10,000 at age 75.

                             HONORARY DIRECTORS

      In addition to the Board of Directors, the Corporation also has Honorary Directors. To serve as an Honorary Director, a person must be a former director. Currently, one individual serves as Honorary Director. The following table sets forth certain information about such Honorary Director.

                           Period Served     Honorary
                             as Regular      Director
Name                 Age      Director        as of
----                 ---   -------------     --------

Bernard T. Shuman    79    1959-Nov 1997*    Nov 1997    Past President-
                                                         Treasurer Priscilla
                                                         Dress Corp.

<F*>  Mr. Shuman voluntarily resigned as director in November 1997 and was appointed Honorary Director by the Board of Directors.

                                PROPOSAL TWO
                         ELECTION OF CLERK/SECRETARY

      Under Massachusetts law, the Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the next Annual Meeting of Stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of Attorney Peter G. Collias as Clerk/Secretary of the Corporation.

                               PROPOSAL THREE

                    AMENDMENT OF ARTICLES OF ORGANIZATION
                        TO INCREASE AUTHORIZED SHARES

      The Board of Directors of the Corporation has adopted a resolution to amend the Corporation's Articles of Organization to increase the number of authorized shares of common stock of the Corporation, par value $.01 per share, from 5,000,000 shares to 10,000,000 shares. As a result of the 5% stock dividend declared on January 10, 2000, the Corporation has only 1,303,570.179 remaining authorized but unissued shares of common stock.

      The amendment will provide additional shares of common stock that could be issued from time to time by the Board of Directors, without soliciting further stockholder approval, for various corporate purposes including, but not limited to, acquisitions of other companies, issuance of shares under the adopted 1996 Stock Option Plan, and for stock dividends, stock splits and other distributions. The Board believes it is desirable to have the authorized capital of the Corporation sufficiently flexible so that future business needs and corporation opportunities may be dealt with by the Board of Directors without further stockholder action.

      Holders of common stock of the Corporation have no pre-emptive rights to subscribe for or purchase or receive any additional shares, bonds, debentures or other securities of the Corporation.

      Your Board of Directors recommends that the stockholders vote FOR the approval of the Amendment to the Corporation's Articles of Organization.

                      DIRECTORS AND EXECUTIVE OFFICERS

      The Corporation, as the holding company for Slade's Ferry Bank, has the same Board of Directors as the Bank and its executive officers are some of the same executive officers employed by the Bank. The following table sets forth certain information about the directors and executive officers of the Corporation and the Bank.

                                                    Bank and
                                      Director     Corporation
                                      of Bank          Term          Position or Office with
Name                          Age      Since          Expires      the Bank and the Corporation
----                          ---     --------     -----------     ----------------------------

Thomas B. Almy                65       1964            2000

James D. Carey                57       1988            2001        President and Chief Executive Officer
                                                                   of Bank; Executive Vice President of
                                                                   Corporation

Peter G. Collias              68       1973            2000        Secretary and Clerk of Bank and of
                                                                   Corporation

Donald T. Corrigan            69       1959            2002        Retired; Chairman of the Board of the Bank
                                                                   and of the Corporation

Melvyn A. Holland             62       1997            2000

William Q. MacLean Jr.        65       1997            2001

Francis A. Macomber           70       1980            2001

Majed Mouded, MD              58       1993            2001

Shaun O'Hearn Sr.             54       1997            2000

Lawrence J. Oliveira, DDS     55       1997            2002

Peter Paskowski               76       1971            2002        Retired; former President
                                                                   and Executive Vice President of Bank

Kenneth R. Rezendes           66       1978            2002        President and Chief Executive Officer
                                                                   of the Corporation

William J. Sullivan           60       1985            2000

Charles Veloza                74       1979            2002

David F. Westgate             59       1997            2001

Ralph S. Borges               64       ----            ----        Executive Vice President and
                                                                   Treasurer of Bank;
                                                                   Treasurer of the Corporation

Susan R. Hajder               52       ----            ----        Senior Vice President and
                                                                   Operations Officer of Bank

Charlene J. Jarest            49       ----            ----        Vice President/Corporate
                                                                   Services of the Bank

Carol A. Martin               54       ----            ----        Senior Vice President/Branch
                                                                   Administrator of the Bank

Manuel J. Tavares             52       ----            ----        Senior Vice President and
                                                                   Senior Lending Officer of the Bank

      The following is a description of the business experience during the last 5 years of the Directors and Executive Officers:

      Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts since 1963.

      James D. Carey: President and Chief Operating Officer of the Bank since July 1, 1988, and Chief Executive Officer of the Bank since January 1, 1996, Treasurer of the Corporation from its inception to March 12, 1996, and Executive Vice President of the Corporation since March 12, 1996. Mr. Carey was Executive Vice President of the Bank from May 1, 1988 to June 30, 1988 and Senior Vice President and Chief Financial Officer of First Cheshire National Bank of Keene, New Hampshire from September, 1986 to May, 1988.

      Peter G. Collias: Attorney with law firm of Peter G. Collias since 1992; attorney with law firm of McGuire, Collias and Horvitz, Inc. of Fall River, Massachusetts prior to 1992.

      Donald T. Corrigan: Chairman of the Board of Directors of the Bank since 1984 and of the Corporation since March 12, 1996, Chief Executive Officer of the Bank from 1969 to his retirement December 31, 1995, President of the Corporation from its inception in 1989 until March 12, 1996, and President of the Bank from 1969 to 1984. Retired Rear Admiral U.S. Navy Reserve; Incorporator U.S.S. Massachusetts Memorial; Associate Charlton Memorial Hospital; member of Board of Directors of St. Anne's Hospital of Fall River; and Economic Development Committee of the Town of Somerset.

      Melvyn A. Holland: Managing Partner at Rosenfield, Holland & Raymon PC, Certified Public Accountants of New Bedford, Massachusetts, since prior to 1994.

      William Q. MacLean Jr: Vice President of Cornish & Company, Inc. Insurance in New Bedford, Massachusetts since prior to 1994. President/Founder of MacLean Consulting, Inc., a general business consulting company in Boston, Massachusetts. Director of the former National Bank of Fairhaven and Fairbank, Inc. from 1984 to 1993.

      Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts since prior to 1994.

      Majed Mouded: Physician and endocrinologist, Chief of Medicine at St. Anne's Hospital in Fall River, Massachusetts from 1995-1996, on active staff since prior to 1994.

      Shaun O'Hearn Sr.: President of Bolger & O'Hearn, Inc., a color and chemicals company in Fall River, Massachusetts, since prior to 1994.

      Lawrence J. Oliveira, DDS: Orthodontist from New Bedford and Mattapoisett, Massachusetts since prior to 1994. Incorporator, Trustee and Director respectively of the former New Bedford
      Institution for Savings from 1975 to 1993, serving as Director from 1983 to 1993.

      Peter Paskowski: President of the Bank from January 1, 1988 until his retirement on June 30, 1988 and Executive Vice President of the Bank from 1984 to 1987.

      Kenneth R. Rezendes: Chairman of K. R. Rezendes, Inc., a heavy construction firm, since 1967. President of K. R. Rezendes, Inc. from 1965 to 1997. President of K. R. Management Corp., President and Chief Executive Officer of the Corporation since March 12, 1996.

      William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts since prior to 1994.

      Charles Veloza: President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts since prior to 1994.

      David F. Westgate: President of Quequechan Management Corp., a management consulting firm in Fall River, Massachusetts since prior to 1994. Senior Vice President/Senior Lending Officer of the former Bank of New England South from 1978 to 1990.

      Ralph S. Borges: Executive Vice President of the Bank since December 15, 1998, Treasurer of the Bank since 1987, Senior Vice President of the Bank from 1991 to December 15, 1998, and Treasurer of the Corporation since March 12, 1996. Employed by Bank since 1969.

      Susan R. Hajder: Senior Vice President of the Bank since 1990 and Operations Officer of the Bank since 1986. Employed by Bank since 1973.

      Charlene J. Jarest: Vice President/Corporate Services of the Bank since 1993. Employed by the Bank since 1991.

      Carol A. Martin: Senior Vice President of the Bank since 1996 and Branch Administrator of the Bank since 1989. Employed by the Bank since 1963.

      Manuel J. Tavares: Senior Vice President and Senior Lending Officer of the Bank since 1989. Employed by Bank since 1987.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of the Corporation's common stock by each Director, Honorary Director and nominee of the Corporation, by certain executive officers and by the executive officers and directors as a group as of December 31, 1999.
 Beneficial ownership includes any shares that the individual has the right to acquire within 60 days of February 25, 2000 through the exercise of an option.

Name and Address                       Amount and Nature of      Percent
of Beneficial Owner                    Beneficial Ownership      of Class
-------------------                    --------------------      --------

Directors and Nominees:

Thomas B. Almy                             62,860.011(1)           1.79
958 Regan Road
Somerset, MA  02726

James D. Carey                             20,289.745(2)            .58
311 Pearse Road
Swansea, MA  02777

Peter G. Collias                           18,466.249(3)            .52
254 French Street
Fall River, MA 02720

Donald T. Corrigan                         62,099.145(4)           1.76
95 Captain's Way
Somerset, MA  02726

Melvyn A. Holland                           2,726.152               .08
16 Hidden Bay Drive
So. Dartmouth, MA  02748

William Q. MacLean Jr.                     19,317.979(5)            .55
349 Dana Farm
Fairhaven, MA  02719

Francis A. Macomber                       120,159.404(6)           3.41
27 Cypress Road
Somerset, MA  02726

Majed Mouded MD                            61,457.000(7)           1.75
111 Pontiac Road
Somerset, MA  02726

Shaun O'Hearn Sr.                           5,732.587(8)            .16
1567 Gardners Neck Road
Swansea, MA  02777

Lawrence J. Oliveira, DDS                  10,845.427(9)            .31
20 Holly Lane
Mattapoisett, MA  02739

Peter Paskowski                            28,150.000(10)           .80
113 Cusick Lane
Somerset, MA  02726

Kenneth R. Rezendes                       126,433.926(11)          3.59
Sammy's Lane
Assonet, MA 02702

Bernard T. Shuman (Honorary Director)       4,246.290               .12
293 Seaview Avenue
Swansea, MA 02777

William J. Sullivan                        37,996.756(12)          1.08
308 New Boston Road
Fall River, MA  02720

Charles Veloza                            110,751.000              3.14
100 Plymouth Blvd.
Westport, MA  02790

David F. Westgate                           2,837.815               .08
47 Water Street
Mattapoisett, MA  02739

NOTES:
<F1>  Includes 49,920.528 shares held jointly with Mr. Almy's wife.
<F2>  Includes 7,808.606 shares held jointly with Mr. Carey's wife,
      2,652.996 shares held jointly with children, 1,625.028 shares held jointly with another, 2,571.910 shares as custodian for other family members, and 965.677 shares as custodian for others.
<F3>  Includes 6,397.508 shares held jointly with Mr. Collias' wife.
<F4>  Includes 495 shares held with another family member, 3,181.244 shares held as custodian for other family members, and 12,877.612 shares held as cotrustee in trust for other family members, 2,000 shares held in IRA with A. G. Edwards as custodian, and 5,229 shares held through brokers.
<F5>  Includes 15,340.156 shares held in revocable trust.
<F6>  Includes 4,790.186 shares held by a pension trust of LeComte's Dairy,
      67,614.556 shares held by Mr. Macomber's wife, 2,749.027 shares held as custodian for other family members.
<F7>  Includes 48,823 shares held jointly with Dr. Mouded's wife, and 5,250 shares held by wife jointly with child.
<F8>  Includes 269.249 shares held jointly with Mr. O'Hearn's wife, and
      3,242.128 shares held by a pension plan of Bolger & O'Hearn.
<F9>  Includes 7,001.818 shares held by a pension plan of Lawrence J.
      Oliveira DDS P.C.
<F10> Includes 15,750 shares held jointly with Mr. Paskowski's wife.
<F11> Includes 66,146.678 shares held in IRA with F & Co as custodian, and
      1,302 shares held through brokers.
<F12> Includes 16,089.309 shares held jointly with Mr. Sullivan's wife,
      497.613 shares held jointly with children, and 210 shares held jointly with parent.

Executive Officers:

James D. Carey                     See Above            See Above

Kenneth R. Rezendes                See Above            See Above

Manuel J. Tavares                  9,455.413                  .27

All Executive Officers and       703,824.899 shs            19.99%
 Directors as a Group

      Includes all outstanding options exercisable within 60 days awarded under the stock option plan.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The directors and executive officers of the Corporation became subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 as a result of the required registration of the Corporation's common stock under that Act. Regulations under the Act require that each director and executive officer file initial reports of beneficial holdings of the Corporation's securities, periodic reports of any changes in beneficial holdings and annual reports except where all required transactions have previously been reported. All of the required reports have been filed with the SEC. There was one late filing regarding one transaction for Mr. Rezendes.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      A structured compensation system is in place at the Bank. Each position has been scored using a point factor analysis system. Jobs with similar point totals, indicating similar levels of responsibility and authority, have been grouped together. Salary ranges have been assigned to these job groupings. Officers' evaluations are based upon performance to established standards, the standards having been written into each evaluation category. This measurement to standards then dictates the level of merit increase proposed for each officer within guidelines set by the Compensation Committee.

      The adequacy of the salary ranges and each officer's current compensation level is tested annually through the use of competitive market data. The Bank currently uses a Banking Compensation Report, produced by an independent consulting company. In 1999, there were 132 participants in the entire survey. The Bank's current peer group are those institutions with assets of $250 Million to $399.9 Million. The Bank's data is included in this survey, along with twenty-four other institutions.

      An array of each officer's position and comparative market data is prepared for the Compensation Committee's review. This information is analyzed by the committee whereby each officer's performance and merit increase recommendations are presented.

      The Compensation Committee, excluding Mr. Carey, reviews the performance of the President of the Bank. This review is qualitative in nature and takes into consideration such factors as overall performance of the Bank, improvement in shareholder value, preservation and enhancement of the corporate image, including the Bank's leadership and involvement in the community, efficient use of financial and human resources, and the overall financial performance of the Bank. The President's salary is tested against the market data noted above.

      Bonuses are predicated on the achievement of the current year's budgeted earnings as established independently by the Budget Committee. The bonus is applied if the target earnings level is obtained and adjusted incrementally if the earnings fall below target. The target excludes extraordinary income and expense items and gains or losses recognized on the sales of securities.

      The committee also awards stock options to officers as provided for by the Stock Option Plan under the Discretionary Grant Program. In making any determinations as to persons to whom options are granted to and the number of stock options granted, the committee takes into account the duties of the respective individual, their contribution to the success of the Company during the year, and such other factors as the committee deems relevant.

      The Chief Executive Officer's compensation in 1999 reflected the overall performance of Mr. Carey, which is supported by the Company's increase in earnings level, expansion of the Bank's customer base, and the overall quality and growth of the Company's assets.

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each eligible officer and employee. As of December 31, 1997, the Company elected to curtail this plan and in turn establish a profit sharing type retirement plan effective January 1, 1998.

Compensation Committee:

Kenneth R. Rezendes, Chairman
Francis A. Macomber
James D. Carey
William J. Sullivan
Donald T. Corrigan
David F. Westgate

                EXECUTIVE COMPENSATION TABLES AND INFORMATION

      The following table sets forth the dollar value of all compensation paid during the last three fiscal years to the Company's and the Bank's highest paid executive officers including the Chief Executive Officer, whose compensation exceeded $100,000:

                         SUMMARY COMPENSATION TABLE

                                                                        Long Term
                                          Annual Compensation          Compensation
                                   ---------------------------------   ------------
                                                                          Awards
                                                        Other Annual     Securities      All Other
                                    Salary      Bonus   Compensation     Underlying   Compensation(6)
                         Year         $           $           $           Options            $
                         ----       ------      -----   ------------     ----------   ---------------

James D. Carey           1999      191,599      9,975        -0-           2,000         20,108(1)
President/CEO-Bank       1998      175,008      7,729        -0-           2,000         15,685(1)
Exec Vice President-     1997      160,010      4,353        -0-           2,100(4)      13,525(1)
Bancorp

Kenneth R. Rezendes      1999        -0-         -0-      18,050(5)        2,000            716(2)
President/CEO-Bancorp    1998        -0-         -0-      11,200(5)        2,000            565(2)
                         1997        -0-         -0-      11,685(5)        2,100(4)         -0-

Manuel J. Tavares        1999      103,492      6,000        -0-           1,500          5,971(3)
Senior Vice President    1998       97,348      4,969        -0-           1,500          5,915(3)
Senior Lending Officer   1997       92,714      4,353        -0-           1,575(4)       5,499(3)

<F1>  Includes $17,280, $12,193, and $11,290 accrual in 1999, 1998, and 1997 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Carey in 1995, which provides for the payment to Mr. Carey upon his retirement of $3,000 per month for 120 months, and insurance premiums for directors life insurance and group life insurance of $2,828 for 1999, $3,492 for 1998, and group life insurance of $2,235 for 1997.
<F2>  Represents premium for directors life insurance.
<F3>  Includes $4,876, $4,515, and $4,180 accrual in 1999, 1998 and 1997 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Tavares in 1996, which provides for the payment to Mr. Tavares upon his retirement of $1,500 per month for 120 months and group life insurance premiums of $1,095, $1,400 and $1,319 for 1999, 1998, and 1997 respectively.
<F4>  Options granted in 1997 became subject to a 5% stock dividend declared in 1998.
<F5>  Director's fees (see Compensation of Directors)
<F6>  Additional compensation benefits will accrue under the Company's
      Profit Sharing Plan established in 1998 under the formula which allocates one (1) unit for each $1,000 of compensation and one (1) unit for each full year of service with the Company. The Plan was adopted in 1998 and contributions to the plan consisted of $111,750 in 1999 and $80,000 in 1998. Contributions to the Plan are determined each year by the Board of Directors.
</FN

                        Stock Options Granted in 1999

      The following table illustrates certain information for the Executive Officers named regarding stock option grants made in 1999 under the Company's 1996 Stock Option Plan (the "Plan"). No stock appreciation rights ("SAR's") were granted in 1999 and none are outstanding.

                              Individual Grants

                                                                                                Potential Realizable Value
                          Number of           % of Total                                        At Assumed Annual Rate of
                          Securities       Options Granted                                      Stock Price Appreciation
                          Underlying       to Employees in     Exercise Price      Expiration       for Option Term(3)
Name                  Options Granted(4)         1999        Per Share ($/sh)(4)      Date           5%            10%
----                  ------------------   ---------------   -------------------   ----------        --            ---

James D. Carey             2,000(1)             22.22%             $13.50            4/14/04        $80          $6,020

Kenneth R. Rezendes        2,000(2)             06.67%             $13.50            4/14/04        $80          $6,020

Manuel J. Tavares          1,500(1)             16.67%             $13.50            4/14/04        $60          $4,515

<F1>  Options granted to Mr. Carey and Mr. Tavares are incentive stock options awarded under and subject to the terms and conditions of the Discretionary Grant Program of the Plan administered by the Stock Option Plan Committee of the Board of Directors. These options as granted are exercisable immediately at a price per share equal to the market price on the date of grant.
<F2>  Options granted to Director Rezendes are awarded under and are subject to the terms and conditions of the Automatic Grant Program of the Plan which provides that an option for 2,000 shares be granted each plan year to each eligible nonemployee director of the Corporation. These options are exercisable immediately at a price per share equal to the market price on the date of grant.
<F3>  The dollar amounts under these columns are the results of calculations at the 5% and 10% rate required by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price for options expiring on April 14, 2004. The Company's per share stock price would be $13.54 and $16.51 if increased 5% and 10% respectively, compounded annually over the remaining life of the stock options, based on the closing price per share of $11.00 at December 31, 1999.
<F4>  The number of shares underlying outstanding options granted under the
      Plan and the exercise price of those options are subject to adjustment to reflect any stock split, stock dividend, or other changes in capitalization affecting the outstanding common stock.

      The following table presents certain information for the named executive officers relating to the exercise of stock options during 1999 and, in addition, information relating to the value of unexercised stock options.

             Aggregated Option Exercises in the Last Fiscal Year
                      And Fiscal Year-end Option Values

                                                    Number of Securities
                                                   Underlying Unexercised         Value of Unexercised
                                                          Options               In-The-Money Options at
                                                          12/31/99                    12/31/99(1)
                          Shares                 ---------------------------   ---------------------------
                         Acquired      Value
                        on Exercise   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
                             #           ($)          #             #               $             $
                        -----------   --------   -----------   -------------   -----------   -------------

James D. Carey              -0-          -0-        6,100          -0-          $4,410.00        -0-

Kenneth R. Rezendes         -0-          -0-        4,000          -0-             -0-           -0-

Manuel J. Tavares           -0-          -0-        4,575          -0-          $3,307.50        -0-

<F1>  The value of unexercised In-The-Money Options is expressed as the market value of the common stock at December 31, 1999 at $11.00 per share over the exercise price of each option.

                             RETIREMENT BENEFITS

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each established officer and employee.
 An employee must be age 21 and have served with the Company one (1) full
year of service to be eligible.   The annual benefits formula for normal
retirement age of 65 provides for 1.5% of total salary plus .5% of compensation in excess of integration level per year of service.

      The following table illustrates the estimated retirement benefit payable to eligible officers and employees upon retirement at age 65 in various salary groups with various years of services.

                             PENSION PLAN TABLE
                              Years of Service

Remuneration      15 Yrs      20 Yrs       25 Yrs       30 Yrs        35 Yrs
------------      ------      ------       ------       ------        ------

$100,000         $29,325      $39,100      $48,875      $58,650      $ 68,425
$125,000         $36,825      $49,100      $61,375      $73,650      $ 85,925
$150,000         $44,325      $59,100      $73,875      $88,650      $103,425
$175,000         $47,325      $63,100      $78,875      $94,650      $110,425
$200,000         $47,325      $63,100      $78,875      $94,650      $110,425
$225,000         $47,325      $63,100      $78,875      $94,650      $110,425
$250,000         $47,325      $63,100      $78,875      $94,650      $110,425

      The benefits shown in the Pension Plan Table are based on a formula of 1.5% of compensation per year plus .5% of compensation in excess of $9,000 per year. The maximum years of service considered for benefit purposes is
35. Annual compensation for benefits is capped at $160,000, per Internal Revenue Code Section 401(a)(17). Benefits shown are payable as a life annuity at age 65 and will not be subject to reductions because of social security benefits. The life annuity is the Normal Form as defined by the Plan document. Employees who had worked over 1000 hours in the twelve month period beginning on their date of hire and had attained age twenty-one were eligible to participate in the Plan as of the next January 1 or July 1, the Plan entry dates. The Plan covered all employees who met the eligibility provisions, except employees covered by a collective bargaining agreement and non-resident aliens. In addition, benefit accruals and Plan participation were frozen by amendment effective December 31, 1997. The years of credited service as of January 1, 1998 for the executive officers named on the Summary Compensation Table who are eligible for retirement benefits are as follows: James D. Carey - 10 Years; and Manuel J. Tavares - 11 years.

      As of December 31, 1997, the Company elected to curtail the Employees Defined Benefit Pension Plan. This decision was based on the costs associated with the Defined Benefit Plan, and the complexities of the marketability of the Plan to its employees. The Company in turn has established a profit sharing type retirement plan effective January 1, 1998, which provides the employee with full investment directions of the funds allocated to his or her account. The contribution by the Company to the new Profit Sharing Plan is an amount to be fixed each year by the Board of Directors. The amount allocated to each employee is based on a formula that provides one (1) unit for each $1,000 of compensation, and one (1) unit for each full year of service with the Company. The grand total of units of all eligible employees then becomes the denominator for the allocation of the contribution to each employee's account. At December 31, 1999, the Defined Benefit Plan was underfunded. It is estimated that the Plan's assets will earn sufficient income in a three (3) to four (4) year time period to become fully funded. Upon reaching a fully funded status, each participant's lump sum value of the December 31, 1997 accrued benefit will be distributed from the Defined Benefit Plan. The participant will be given the option of rolling over their Defined Benefit Plan benefit to the new Profit Sharing Plan.

      The Company also provides a 401K Plan which is available to eligible employees who attain age 21 and complete one year of service. The Company contributes a discretionary amount as determined by the Board of Directors to the 401K Plan.

             EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                       CHANGE-IN-CONTROL ARRANGEMENTS

      In 1995, Mr. Carey entered into a Supplemental Retirement Agreement
(SERP) which provided for a payment to Mr. Carey upon his retirement of $2,500 per month for 120 months. Effective January 1, 1999, the agreement was amended to provide Mr. Carey with $3,000 per month for 120 months upon his retirement.

      In 1996, Mr. Tavares entered into a Supplemental Retirement Agreement
(SERP) which provides a payment to Mr. Tavares of $1,500 per month for 120 months upon his retirement.

      The Company does not have any termination of employment or change-in-control arrangements with any of its Executive officers.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Company's Board of Directors includes among others: Kenneth R. Rezendes, James D. Carey and Donald T. Corrigan. Mr. Rezendes is currently the President and Chief Executive Officer of the Company. Mr. Carey is currently the Executive Vice President of the Company and the President and Chief Executive Officer of the Bank. Mr. Corrigan is currently the Chairman of the Board of the Company and the Bank and is the former President and Chief Executive Officer of the Company and the Bank.

                        STOCK PERFORMANCE COMPARISON

The following graph compares the performance of the Company for the periods indicated with the performance of the NASDAQ Stock Market and the performance of a group of banks in the $250 Million to $500 Million index assuming reinvestment of dividends.

                                                             Period Ending
                               -------------------------------------------------------------------------
Index                          12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
-----                          --------     --------     --------     --------     --------     --------

Slade's Ferry Bancorp           100.00       103.42       108.62       206.84       192.37       153.70
NASDAQ--Total US                100.00       141.33       173.99       213.07       300.25       542.43
SNL $250M-$500M Bank Index      100.00       134.95       175.23       303.07       271.41       252.50

                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation have selected Shatswell, MacLeod and Company, P.C. to continue as their independent certified public accountants for 2000. Shatswell, MacLeod and Company is expected to have a representative available at the Annual Stockholders Meeting, who will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have transactions with the Bank in the ordinary course of business. Such transactions with the directors, executive officers, members of their families and with such corporations, trusts, and partnerships were on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability, or present other features unfavorable to the Bank.

      During the fiscal year ended December 31, 1999 and in prior years, the Corporation and/or the Bank retained the legal services of Peter G. Collias, Esq. a director and Clerk/Secretary of the Bank and Bancorp; and the legal services of Thomas H. Tucker, Esq., who is the son-in-law of Donald T. Corrigan, a Director and Chairman of the Board. The Bank also utilized in 1999 the services of Director Thomas B. Almy of I. T. Almy Associates for architectural services. Various goods and materials were also purchased from Charlie's Oil Company, of which Director Charles Veloza is President; from LeComte's Dairy, of which Director Francis A. Macomber is President; and from Cornish and Company, Inc. of which William Q. MacLean Jr. is Vice President.

                             ADDITIONAL MATTERS

      The Annual Report of the Corporation for the fiscal year ended December 31, 1999, including financial statements, is enclosed herewith.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the annual meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgements.

                                       By Order of the Board of Directors,

                                       /s/ Peter G. Collias

                                       Peter G. Collias
                                       Clerk/Secretary

Dated:  March 10, 2000


                            SLADE'S FERRY BANCORP

                           SOMERSET, MASSACHUSETTS

                      Proxy Solicited on Behalf of the
                             Board of Directors
                         Annual Stockholders Meeting
                               April 10, 2000

---------------------------------------------------------------------------
The undersigned hereby appoint Donald T. Corrigan, Kenneth R. Rezendes, and James D. Carey or any one of them as my/our true and lawful attorney, with full power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp held of record by the undersigned on February 25, 2000, at the Annual Meeting of the stockholders of said Company to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts on Monday, April 10, 2000 at 7:30 p.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

For   Against

[ ]     [ ]      (1)   To elect Thomas B. Almy, Peter G. Collias, Melvyn A.
                       Holland, Shaun O'Hearn, Sr. and William J. Sullivan as Class Two Directors for a term of three years.
                       (Authority to vote for the election of a specifically named individual may be withheld by crossing out the name of such individual.)

[ ]     [ ]      (2)   To elect Peter G. Collias as Clerk/Secretary for a
                       term of one year.

[ ]     [ ]      (3)   To amend the Corporations Articles of Organization to
                       increase the number of authorized shares of common stock of the Corporation, par value $.01 per share from 5,000,000 shares to 10,000,000 shares.

[ ]     [ ]      (4)   In their discretion, the proxies are authorized to
                       consider and act upon such other business matters or
                       proposals as may properly come before the meeting.
---------------------------------------------------------------------------

The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1, 2 and 3 if no contrary instruction is indicated.

---------------------------------------------------------------------------


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                                       Signature                       Date

                                       ------------------------------------
                                       Signature                       Date

Please date, sign and return this      In signing, please write name(s)
proxy in the enclosed envelope         exactly as appearing in the imprint
promptly.                              on this proxy.  If signing as
                                       Executor, or in any other
                                       representative capacity, or as an
                                       officer of a corporation, please
                                       indicate your full title as such.

             MAILING INSTRUCTIONS - Fold the form along lines as
               indicated and insert in the envelope provided.